UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2010
BioCryst Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s telephone number, including area code): (205) 444-4600
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 28, 2010, BioCryst Pharmaceuticals, Inc. (the “Company”) issued a news release announcing recent corporate developments and its financial results for the quarter ended March 31, 2010, which also referenced a conference call to discuss these recent corporate developments and financial results. A copy of the news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
The information furnished on Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.
The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

99.1	Press release dated April 28, 2010 entitled “BioCryst Reports First Quarter 2010 Financial Results and Provides Corporate Update”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioCryst Pharmaceuticals, Inc.
By:	/s/ Alane Barnes
	Name:	Alane Barnes
	Title:	General Counsel, Corporate Secretary
Date: April 28, 2010

INDEX TO EXHIBITS

Exhibit
No.	Description

99.1	Press release dated April 28, 2010 entitled “BioCryst Reports First Quarter 2010 Financial Results and Provides Corporate Update”